UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 21, 2024

Southern First Bancshares, Inc.
(Exact name of registrant as specified in its charter)

South Carolina
(State or other jurisdiction of incorporation)

000-27719	58-2459561
(Commission File Number)	(IRS Employer Identification No.)

6 Verdae Boulevard, Greenville, SC	29607
(Address of principal executive offices)	(Zip Code)

(864) 679-9000
(Registrant's telephone number, including area code)

100 Verdae Boulevard, Suite 100, Greenville, SC
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SFST	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

On May 21, 2024, of the 8,156,109 shares of common stock outstanding and entitled to vote at the 2024 Annual Shareholders’ Meeting, 7,236,350 shares (88.72%) were present in person or by proxy, and the following matters were voted upon and approved by our shareholders at the 2024 Annual Shareholders’ Meeting:

1.	the election of four members to our board of directors to serve a one-year term;
2.	the amendment to the Articles of Incorporation to increase the number of authorized shares of common stock to 20,000,000;
3.	the amendment to the Southern First Bancshares, Inc. 2020 Equity Incentive Plan to extend its term for an additional three years;
4.	the non-binding resolution on our executive compensation policies and procedures; and
5.	the ratification of the appointment of Elliott Davis, LLC as our independent public accountant.

The following is a summary of the voting results for each matter presented to the shareholders:

1.	Election of Directors
Director’s Name	Votes For	Votes Withheld	Broker Non-Votes
Mark A. Cothran	5,913,146	500,149	823,055
Rudolph G. Johnstone, III, M.D.	4,731,316	1,681,979	823,055
R. Arthur Seaver, Jr.	6,209,128	204,167	823,055
Anna T. Locke	6,233,488	179,807	823,055

The following individuals continue to serve as directors until our Annual Meeting in the year indicated:

Directors Whose Terms Will Expire in 2025

Mark A. Cothran

Leighton M. Cubbage

David G. Ellison

Terry Grayson-Caprio

Rudolph G. Johnstone, III, M.D.

Anna T. Locke

James B. Orders, III

R. Arthur Seaver, Jr.

Directors Whose Terms Will Expire in 2026

Andrew B. Cajka

Anne S. Ellefson

Tecumseh Hooper, Jr.

Ray A. Lattimore

William A. Maner, IV

2. Approval of Amendment to the Articles of Incorporation

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
5,442,831	967,774	2,690	823,055

3. Approval of Southern First Bancshares, Inc. 2020 Equity Incentive Plan

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
6,093,781	316,950	2,564	823,055

4. Approval of Compensation of Named Executive Officers

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
4,726,923	1,679,894	6,478	823,055

5. Ratification of the Appointment of Elliott Davis, LLC

Votes For	Votes Against	Votes Abstained
7,202,036	30,200	4,114

ITEM 7.01. Regulation FD Disclosure.

On May 21, 2024, the Company made available the presentation (“Presentation”) prepared for the Company’s Annual Shareholders’ meeting. Attached hereto and incorporated herein as Exhibit 99.1 is the text of that Presentation.

The information contained in this Item 7.01 of this Current Report, including the information set forth in the Presentation filed as Exhibit 99.1 to, and incorporated in, this Current Report, is being "furnished" and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation for Southern First Bancshares, Inc. Annual Shareholders’ Meeting
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN FIRST BANCSHARES, INC.

By:	/s/ Christian J. Zych
Name:	Christian J. Zych
Title:	Chief Financial Officer

May 21, 2024